                         Marriott International, Inc.
                Foreign Subsidiaries--Country of Incorporation
03/05/01                                                                       1

                                                                      Exhibit 21
                                                                      ----------
          Country:    Argentina
                       Marriott Argentina S.A.

          Country:    Aruba
                       Marriott Aruba N.V.
                       Marriott Resorts Hospitality of Aruba N.V.
                       Marriott Vacation Club International of Aruba, N.V.

          Country:    Australia
                       158 Ferny Avenue Holdings I Pty Limited
                       158 Ferny Avenue Holdings II Pty Limited
                       158 Ferny Avenue Ownership PTY Limited
                       Marriott International Management Company B.V. Mirmar Hotels Pty Limited
                       Ramada International Management Company B.V.
                       Ramada Oceania Pty. Ltd.

          Country:    Austria
                       Design Center Linz Betriebsgesellschaft mbH
                       Marriott Hotel-Betriebsgesellschaft, m.b.H

          Country:    Bahamas
                       Marriott Ownership Resorts (Bahamas) Limited
                       Marriott Resorts Hospitality (Bahamas) Limited New World Hotels (Bahamas) Limited

          Country:    Barbados
                       Marriott Foreign Sales Corporation

          Country:    Belgium
                       Renaissance Hotels International, S.A.

          Country:    Bermuda
                       CL International Insurance Company Ltd.
                       Crest Management Services, Limited
                       Marriott International Lodging, Ltd.
                       Marriott International Services, Ltd.
                       Ramada International Lodging, Ltd.
                       Renaissance International Lodging Ltd.
                       The Ritz-Carlton Hotel Company, Ltd

          Country:    Brazil
                       Marriott do Brasil Hotelaria Ltda.
                       Renaissance do Brasil Hoteleria Ltda.
                       RHI do Brasil Hotelaria Ltda.
                       Rochapora Desenvolvimento Imobilliario S/C Ltda

          Country:    British Virgin Islands
                       New World Hotels International Corporation Ltd. New World Hotels Marketing Services, Ltd.
                       Ramasia International Ltd.

          Country:    Canada
                       3415546 Canada Inc.
                       Marriott Hotels of Canada Ltd.
                       Marriott Lodging (Canada) Ltd.
                       MCL Hotel Corporation
                       Ramada Franchise Canada Inc.

                         Marriott International, Inc.
                Foreign Subsidiaries--Country of Incorporation
03/05/01                                                                       2

          Country:    Canada
                       Renaissance Hotels Canada Limited
                       Toronto Hotel Land Holding Ltd.
                       Toronto Realty Airport Hotel, Ltd.

          Country:    Cayman Islands
                       Renaissance Caribbean Limited
                       The Ritz-Carlton Hotel Company of the Cayman Islands,
                       Ltd.

          Country:    Chile
                       Hotelera Cincuenta y Siete Cuarenta y Uno, S.A. Hoteles de Chile, S.A.
                       Marriott Chile S.A.
                       Marriott Inversiones y Servicios Limitada
                       MORI Chile S.A.

          Country:    China
                       Marriott Asia Pacific Management, Ltd.

          Country:    Costa Rica
                       Hotelera Cali, S.A.
                       Marina de Herradura, S.A.

          Country:    Czech Republic
                       Gestin AG
                       Marriott International Hotels, Inc. (Praque)

          Country:    Denmark
                       Hotelinvest Kalvebod A/S
                       Marriott Hotels Denmark A/S

          Country:    Ecuador
                       Marriott International Hotels, Inc. / (Ecuador)

          Country:    Egypt
                       The Ritz-Carlton Hotel Company of Egypt

          Country:    France
                       MVCI France, SAS
                       Ramcap S.A.R.L.
                       Renaissance France S.a.r.l.
                       Roissy Hotels S.A.R.L.

          Country:    Germany
                       Bremen Marriott Hotelmanagement GmbH Frankfurt Marriott Hotelmanagement GmbH Hamburg Marriott Hotelmanagement GmbH Leipzig Marriott Hotelmanagement GmbH Marriott Hotel Holding GmbH Middle Ring Properties GmbH
                       Hotelbetriebsgesellschaft Muenchen Marriott
                       Hotelmanagement GmbH MVCI Holidays GmbH
                       Renaissance Deutchland GmbH (Kopenic) Teltow
                       Ramada Hotel - Gesellschaft mbH
                       The Ritz-Carlton Hotel Company of Germany, GmbH The Ritz-Carlton Hotel Management GmbH

                         Marriott International, Inc.
                Foreign Subsidiaries--Country of Incorporation
03/05/01                                                                       3

          Country:    Greece
                       Greek Line Special Shipping Company Incorporated Marriott Hotels Hellas, S.A.
                       Oceanic Special Shipping Company Incorporated

          Country:    Hong Kong
                       Marriott Hong Kong Limited
                       Marriott Properties (International) Limited
                       Ramada China Hotels Limited
                       The Ritz-Carlton Limited

          Country:    India
                       Marriott Hotels India Private Limited
                       Ramada Hotels (India) Ltd.

          Country:    Indonesia
                       P.T. Marriott International Indonesia
                       PT The Ritz-Carlton Indonesia

          Country:    Ireland
                       Noycourt Limited
                       Noygate Limited

          Country:    Italy
                       MVCI Holidays S.r.l.

          Country:    Jamaica
                       Jamaica Grande Limited
                       The Ritz-Carlton Hotel Company of Jamaica Limited

          Country:    Japan
                       Marriott Terminal Services, Company Ltd.
                       Renaissance International, Inc.
                       The Ritz-Carlton Japan, Inc.

          Country:    Kuwait
                       Kuwait National Hotel & Tourism Company

          Country:    Liberia
                       New World Management Services Company Limited

          Country:    Luxembourg
                       IHLC Investment Company S.a.r.l.
                       Marriott International Licensing Company, S.a.r.l.

          Country:    Mexico
                       cia Hotelera Azteca, S.A. de C.V. (Hoteca)
                       Elcrisa, S.A. de C.V.
                       Empresas Turisticas Cemex-Marriott , S.A. de C.V. Marriott Hotels, S.A. de C.V.
                       Marriott Mexicana S.A. de C.V.
                       Operadora Marriott, S.A. de C.V.
                       Polserv, S.A. de C.V.
                       Promociones Marriott, S.A. de C.V.
                       Ramada International Association de Mexico, S.C.

                         Marriott International, Inc.
                Foreign Subsidiaries--Country of Incorporation
03/05/01                                                                       4

          Country:    Mexico
                       Servimar, S.A. de C.V.
                       The R.C. Management Company of Mexico, S.A. de C.V. The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

          Country:    Netherlands
                       Chester Eaton Properties B.V.
                       Diplomat Properties B.V.
                       Luxury Hotels International B.V.
                       Marriott European Venture B.V.
                       Marriott Hotels International, B.V.
                       Marriott Hotels of Amsterdam, B.V.
                       Marriott International Finance Company B.V.
                       Marriott International Holding Company B.V.
                       Marriott International Licensing Company B.V.
                       Marriott International Management Company B.V.
                       Marriott RHG Acquisition B.V.
                       New World Hotels Licensing Corporation B.V.
                       New World Hotels International Corporation B.V.
                       New World Hotels Management Corporation B.V.
                       Renaissance Hotel Group N.V.
                       Renaissance Hotels International B.V.
                       Renaissance Management B.V.
                       Renaissance Services B.V.
                       The Ritz-Carlton Hotel Company B.V.
                       The Ritz-Carlton Hotel Company Sales and Marketing B.V.

          Country:    Netherlands Antilles
                       Marriott Curacao N.V.
                       Marriott International Lodging N.V.
                       New World Hotels Corporation N.V.
                       New World Hotels International Corporation N.V. Ramada International Lodging N.V.
                       Renaissance International Lodging N.V.
                       Renaissance Reservations N.V.
                       RHG Holding N.V.

          Country:    New Zealand
                       Ramada Inns Ltd.

          Country:    Peru
                       Lima, Peru Marriott

          Country:    Philippines
                       Porto Bello Cove Hotel Corporation

          Country:    Poland
                       LIM Joint Venture Ltd.

          Country:    Puerto Rico
                       MVCI (Puerto Rico), Inc.

          Country:    Qatar
                       The Ritz-Carlton Hotel Company of Qatar LLC

                         Marriott International, Inc.
                Foreign Subsidiaries--Country of Incorporation
03/05/01                                                                       5

          Country:    Russia
                       Intour Penta Ltd.

          Country:    Saint Kitts and Nevi
                       Marriott St. Kitts Management Company, Inc.

          Country:    Singapore
                       Marriott Hotels Singapore Pte Ltd.
                       The Ritz-Carlton Hotel Company of Singapore PTE LTD.

          Country:    South Korea
                       Central Tourist Development Company, Ltd.
                       Namwoo Tourism Co., Ltd.

          Country:    Spain
                       Marriott Hotels, S.L.
                       MVCI Espana, S.L.
                       MVCI Holidays, S.L.
                       MVCI Mallorca, S.L.
                       MVCI Management, S.L.

          Country:    Switzerland
                       Marriott (Switzerland) Liab Ltd.
                       Marriott Worldwide Payroll Gmbh

          Country:    Thailand
                       Maikhao Ownership (Thailand) Ltd.
                       Maikhao Vacation Villas Limited
                       Marriott Hotels (Thailand) Limited
                       MVCI (Thailand) Limited

          Country:    Turkey
                       Polat Turizm Oteleilik Ticaret Ve Sanayi A.S.

          Country:    Turks and Caicos Isl
                       Ramada (Turks & Caicos) Ltd.


          Country:    United Arab Emirates
                       Marriott Ownership Resorts, Inc.

          Country:    United Kingdom
                       Adachi Marriott European Partnership
                       Asty Hotel & Tourist Enterprises S.A.
                       Cheshunt Hotel Limited
                       Consolidated Supplies Limited
                       Lomar Hotel Company Ltd.
                       Marriott Catering Limited
                       Marriott Commercial Services Limited
                       Marriott Hotels and Catering (Holdings) Limited Marriott Hotels S.A.
                       Marriott In-Flight Services Limited
                       Marriott Restaurants Limited (United Kingdom) Mercosur Hotel Investment Ltd.
                       MVCI Europe Limited
                       MVCI Management Europe Limited
                       Renaissance UK 1 Company

                         Marriott International, Inc.
                Foreign Subsidiaries--Country of Incorporation
03/05/01                                                                       6

          Country:    United Kingdom
                       Renaissance UK 2 Company
                       Renaissance UK 3 Company
                       The Ritz-Carlton Hotel Limited

          Country:    Venezuela
                       Desarrollos Hotelco, C.A.

          Country:    Virgin Islands - US
                       MIFR (Virgin Islands), Inc.

          Country:    Western Somoa
                       Marriott Hotels Western Samoa Limited

                         Marriott International, Inc.
                 Domestic Subsidiaries--State of Incorporation
03/05/01                                                                       7

          State:   Arizona

                       Camelback Country Club, Inc. (d/b/a Camelback Golf Club)

          State:  California

                       Rancho San Antonio Retirement Services, Inc., A California Non-profit Mutual Benefit Corporation

          State:  Colorado

                       Senior Living of Denver, LLC

          State:  Delaware

                       Addison SHS, LLC
                       Aeropuerto Shareholder, Inc.
                       Baltimore Marriott Inner Harbor, L.L.C.
                       BG Operations, Inc.
                       BG Orland Park, LLC
                       Big Boy Properties, Inc.
                       Brooklyn Hotel Services, Inc.
                       Camelback Properties Inn, Inc.
                       Capitol Employment Services, Inc.
                       Capitol Hotel Services, Inc.
                       CBM Annex, Inc.
                       Charleston Marriott, Inc.
                       Chicago Hotel Services, Inc.
                       City Center Annex Tenant Corporation
                       CNL Philadelphia Annex, LLC
                       Corporate General, Inc.
                       Courtyard Annex, Inc.
                       Courtyard Management Corporation
                       CR14 Tenant Corporation
                       CR9 Tenant Corporation
                       CRTM17 Tenant Corporation
                       CTYD III Corporation
                       Customer Survey Associates, Inc.
                       Desert Ridge Resort, LLC
                       Desert Springs Real Estate Corporation
                       Detroit CY Inc.
                       Detroit Hotel Services, Inc.
                       Detroit MHS, Inc.
                       e-CRM Central, LLC
                       East Side Hotel Services, Inc.
                       Essex House Condominium Corporation
                       Execustay Corporation
                       Fairfield FMC Corporation
                       Five Star Resort, LLC
                       Forum Group Payroll, Inc.
                       Forum-NGH, Inc.
                       Franchise System Holdings, Inc.
                       Hearthside of Crete, Inc.
                       Hearthside of Tinley Park, Inc.
                       Hearthside Operations, Inc.
                       Host Restaurants, Inc.
                       Hunt Valley Courtyard, Inc.
                       LAX Properties, LLC

                         Marriott International, Inc.
                 Domestic Subsidiaries--State of Incorporation
03/05/01                                                                       8

          State:  Delaware

                       LLB Tenant Corporation
                       Marriott Braselton Corporation
                       Marriott College Food Services, Inc.
                       Marriott Continuing Care, LLC
                       Marriott Distribution Holding Co.
                       Marriott Distribution Services, Inc.
                       Marriott Hotel Plano, L.L.C.
                       Marriott Hotel Services, Inc.
                       Marriott Hotels of Panama, Inc.
                       Marriott Hurghada Management, Inc.
                       Marriott Information Services, Inc.
                       Marriott International Administrative Services, Inc. Marriott International Capital Corporation
                       Marriott International Construction Services, Inc. Marriott International Design & Construction Services, Inc.
                       Marriott International JBS Corporation
                       Marriott International Resorts, L. P.
                       Marriott International, Inc.
                       Marriott Kauai Ownership Resorts, Inc.
                       Marriott Kauai, Inc.
                       Marriott Lincolnshire Theatre Corporation
                       Marriott Market Street Hotel, Inc.
                       Marriott Mirage City Management, Inc.
                       Marriott Overseas Company, L.L.C.
                       Marriott Overseas Owners Services Corporation
                       Marriott Ownership Resorts Procurement, LLC
                       Marriott Ownership Resorts, Inc.
                       Marriott P.R. Management Corporation
                       Marriott Payroll Services, Inc.
                       Marriott Ranch Properties, Inc.
                       Marriott Resort at Seaview, Inc.
                       Marriott Resorts Sales Company, Inc.
                       Marriott Resorts, Travel Company, Inc.
                       Marriott Rewards, Inc.
                       Marriott Senior Holding Co.
                       Marriott Senior Living Services, Inc.
                       Marriott Sharm El Sheikh Management, Inc.
                       Marriott Signal Capital, L.L.C.
                       Marriott U.K. Holdings, Ltd.
                       Marriott Vacation Club Ownership LLC 2000-1
                       Marriott Vacation Properties of Florida, Inc.
                       Marriott Wardman Park Investment, Inc.
                       Marriott Worldwide Management, Inc.
                       Marriott Worldwide Payroll Corp.
                       Marriott Worldwide Sales and Marketing, Inc.
                       Marriott's Desert Springs Development Corporation Marriott's Greenbelt Hotel Services, Inc.
                       MC Lodging Investment Opportunities, Inc.
                       Meridian-Indianapolis, L.L.C.
                       MHS Guam, Inc.
                       MHSFR II, Inc.
                       MHSFR, Inc.
                       MI Bachelor Gulch, LLC
                       MI CBM Investor LLC
                       MI Holding, L. P.
                       MI Laguna, LLC
                       MI Member, LLC

                          Marriott International, Inc.
                  Domestic Subsidiaries--State of Incorporation

03/05/01                                                                       9

          State:  Delaware

                     MI Myrtle Beach, LLC
                     MI Seattle, LLC
                     MI Tenant LLC
                     MI Tucson, LLC
                     MI Western Investment, LLC
                     MICC (California), LLC
                     Mid-Atlantic Specialty Restaurants, Inc.
                     MORI Residences, Inc.
                     MORI SPC Corp.
                     MORI SPC II, Inc.
                     MORI SPC III CORP.
                     MORI SPC IV Corp.
                     MRC I Funding Corporation
                     MRWB, LLC
                     MSLS Investments 12, Inc.
                     MSLS Investments 16, Inc.
                     MSLS Investments 17, Inc.
                     MSLS Investments 18, Inc.
                     MSLS Investments 19, Inc.
                     MSLS Investments 20, Inc.
                     MSLS Investments 21, Inc.
                     MSLS Investments 22, Inc.
                     MSLS-MapleRidge, Inc.
                     MTMG Corporation
                     Musicians, Inc.
                     New York MHS, Inc.
                     New York Retirement Properties, Inc.
                     North Drury Lane Productions, Inc.
                     Osage Beach Hotel, LLC
                     Potomac Advertising, Inc.
                     Ramada Franchise Systems (Caribbean), Inc.
                     Ramada Garni Franchise Systems, Inc.
                     RC Hotels (Virgin Islands), Inc.
                     RC Marriott II, Inc.
                     RC Marriott III, Inc.
                     RC Marriott, Inc.
                     RC-UK, Inc.
                     RCK Hawaii, LLC
                     REN Hollywood, LLC
                     REN Worthington, LLC
                     Renaissance Florida Hotel, Inc.
                     Renaissance Hotel Holdings, Inc.
                     Renaissance Hotel Management Company, LLC
                     Renaissance Hotel Operating Company
                     Renaissance International, Inc.
                     Renaissance Reservations, Inc.
                     Renaissance Services, Inc.
                     Residence Inn by Marriott, Inc.
                     RHG Finance Corporation
                     RHG Investments, Inc.
                     RHHI Acquisition Corp.
                     RHHI Investment Corp.
                     RHOC (Canada), Inc.
                     RHOC (Mexico), Inc.
                     RINA (International) Inc.
                     Ritz-Carlton (Virgin Islands), Inc.
                     Rock Lynnwood/Snohomish GenPar, Inc.

                          Marriott International, Inc.
                  Domestic Subsidiaries--State of Incorporation

03/05/01                                                                      10



          State:   Delaware

                     Rock Lynnwood/Snohomish Partners, L.P.
                     ROCK Partners, L.L.C.
                     RST4 Tenant LLC
                     SC Orlando, L.L.C.
                     Schaumberg/Oakbrook Marriott Hotels, Inc.
                     Shady Grove Courtyard, Inc.
                     SHC Eastside II, L.L.C.
                     Sonoma Renaissance, LLC
                     Springhill SMC Corporation
                     St. Louis Airport Hotel, LLC
                     Staffing Services, Inc.
                     The Ritz-Carlton Development Company, Inc.
                     The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
                     The Ritz-Carlton Hotel Company, L.L.C.
                     The Ritz-Carlton International Construction Services, Inc. The Ritz-Carlton Management Company, L.L.C.
                     The Ritz-Carlton Sales Company, Inc.
                     The Ritz-Carlton Title Company, Inc.
                     The Ritz-Carlton Travel Company, L.L.C.
                     TownePlace Management Corporation
                     West Street Hotels, Inc.
                     Weststock Corporation

          State:   Florida

                     Marriott Resorts Title Company, Inc.
                     Redi-Medical Alert, Inc.

          State:   Georgia

                     The Dining Room Corporation

          State:   Hawaii

                     F.L. Insurance Corporation

          State:   Indiana

                     Forum Cupertino Lifecare, Inc.
                     Forum Lifecare, Inc.
                     National Guest Homes, LLC

          State:   Kansas

                     Kansas Hospitality Services, Inc.

          State:   Maryland

                     Columbia Courtyard, Inc.
                     Empire Retirement Living Corporation
                     Marriott International Hotels, Inc.
                     Marriott Worldwide Corporation
                     MHS Realty Sales, Inc.
                     MII Conference Center, Inc.
                     Vanguard Charles Street, LLC
                     VCS, Inc.

                          Marriott International, Inc.
                  Domestic Subsidiaries--State of Incorporation

03/05/01                                                                      11


          State:   Nevada

                     MI Hotels of Las Vegas, Inc.

          State:   New York

                     Marriott Home Care of New York, Inc.

          State:   South Carolina

                     Marriott Resorts Hospitality Corporation

          State:   Texas

                     Hospitality International, Inc.
                     Marriott Claims Services Corporation
                     MHSI Conference Centers of Texas, Inc.
                     The Campbell Club (Non-profit)
                     The Finish Line Club
                     The Gazebo Club
                     The Legacy Park Club

          State:   Utah

                     Gambits, A Nonprofit Corporation (Incorporated Club)

          State:   Virgin Islands

                     The Ritz-Carlton Club, St. Thomas, Inc.

          State:   Virgin Islands U.S.

                     Marriott Hotel Management Company (Virgin Islands), Inc.

          State:   Virginia

                     Marriott Senior Living Insurance Services, Inc.

          State:   West Virginia

                     West Virginia Marriott Hotels, Inc.

                          Marriott International, Inc.
                   Domestic Corporations--Assumed Names Report

03/05/01                                                                      12

        "CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn"
"FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club
                                 International"


          Alabama
          Entity Name                          Assumed Name
          -----------                          ------------
          Forum-NGH, Inc.                      Galleria Oaks Guest Home
          Marriott Ownership Resorts, Inc.     Marriott Vacation Club International (MVCI)

          Arkansas
          Entity Name                          Assumed Name
          -----------                          ------------
          Courtyard Management Corporation     Little Rock CbM

          Arizona
          Entity Name                          Assumed Name
          -----------                          ------------
          Courtyard Management Corporation     Chandler Courtyard by Marriott
          Courtyard Management Corporation     Scottsdale Downtown Courtyard
          Courtyard Management Corporation     Phoenix Mesa CbM, Camelback CbM,
                                               Phoenix Airport CbM, Scottsdale CbM,
                                               Tuscon CbM
          Courtyard Management Corporation     Phoenix MetroCenter CbM
          Desert Ridge Resort, LLC             Wild Fire Golf Course
          Fairfield FMC Corporation            Scottsdale Fairfield Inn by Marriott (FibM),
                                               Phoenix FibM, Flagstaff FibM
          Forum-NGH, Inc.                      Village Oaks at Mesa
          Forum-NGH, Inc.                      Village Oaks at Chandler
          Forum-NGH, Inc.                      Village Oaks at Chandler
          Forum-NGH, Inc.                      Village Oaks at Glendale
          Marriott Hotel Services, Inc.        Marriott Camelback Inn Resort
          Marriott International, Inc.         Mountain Shadows Resort, Mountain
                                               Marriott's Mountain Shadows Resort
          Marriott Ownership Resorts, Inc.     MVCI
          Marriott Senior Living               Brighton Gardens
           Services, Inc.                      The Forum Pueblo Norte
          Marriott Senior Living               Phoenix Residence Inn
           Services, Inc.                      Phoenix Airport-Tempe RI,
          Residence Inn by Marriott, Inc.      Scottsdale RI, Flagstaff RI
          Residence Inn by Marriott, Inc.      Tucson RI
          Residence Inn by Marriott, Inc.

          California
          Entity Name                          Assumed Name
          -----------                          ------------
          Courtyard Management Corporation     San Francisco Oyster Point Courtyard
          Courtyard Management Corporation     Novato Courtyard by Marrott
          Courtyard Management Corporation     Courtyard by Marriott
          Courtyard Management Corporation     Pleasant Hills Courtyard
          CTYD III Corporation                 Courtyard by Marriott
          Fairfield FMC Corporation            Rancho Cordova FibM, Ontario FibM
          Fairfield FMC Corporation            Anaheim Fairfield Inn
          Fairfield FMC Corporation            Buena Park FibM, Placentia FibM
          Marriott Hotel Services, Inc.        Marriott's Rancho Las Palmas Resort
          Marriott Hotel Services, Inc.        La Jola Marriott Hotel
          Marriott Hotel Services, Inc.        Anaheim Marriott
          Marriott Hotel Services, Inc.        Santa Clara Marriott Hotel
          Marriott Hotel Services, Inc.        Costa Mesa Marriott Suites
          Marriott Hotel Services, Inc.        Monterey Marriott Hotel
          Marriott Hotel Services, Inc.        Marriott's Desert Springs Resort and Spa
          Marriott Hotel Services, Inc.        Napa Valley Marriott Hotel
          Marriott Hotel Services, Inc.        Los Angeles Airport Marriott, Newport Marriott Hotel
          Marriott International, Inc.         Manhattan Beach Marriott
          Marriott International, Inc.         Los Angeles Airport Marriott



                          Marriott International, Inc.
                   Domestic Corporations--Assumed Names Report

03/05/01                                                                      13

        "CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn"
"FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club
                                 International"

California
Entity Name                                  Assumed Name
-----------                                  ------------
Marriott International, Inc.                 San Diego Marriott Hotel Marina
Marriott International, Inc.                 Courtyard by Marriott
Marriott International, Inc.                 Irvine Marriott Hotel
Marriott International, Inc.                 La Jolla Marriott Hotel
Marriott Kauai Ownership Resorts,            Marriott Vacation Club International (MVCI)
Marriott Kauai Ownership Resorts,            (MVCI) Orange County
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 Marriott Vacation Club International (MVCI)
Marriott Resorts, Travel Company,            Marriott Vacation Club International (MVCI)
Marriott Senior Living Services, Inc.        Brighton Gardens Santa Rosa
Marriott Senior Living Services, Inc.        Brighton Gardens Santa Rosa
Marriott Senior Living Services, Inc.        Brighton Gardens Villa Service
Marriott Senior Living Services, Inc.        Marriott's MapleRidge of Hemet
Marriott Senior Living Services, Inc.        Marriott's MapleRidge of Laguna Creek
Marriott Senior Living Services, Inc.        Villa Valencia
Marriott Senior Living Services, Inc.        Brighton Gardens Carmel Valley
Marriott Senior Living Services, Inc.        Brighton Gardens San Dimas
Marriott Senior Living Services, Inc.        Brighton Gardens of Yorba Linda
Marriott Senior Living Services, Inc.        Brighton Gardens
Marriott Senior Living Services, Inc.        Brighton Gardens Carlsbad
MSLS-MapleRidge, Inc.                        Marriott's Mapleridge of Palm Springs
Residence Inn by Marriott, Inc.              MIRI Mesa Residence Inn
Residence Inn by Marriott, Inc.              San Jose RI
Residence Inn by Marriott, Inc.              San Ramon RI
Residence Inn by Marriott, Inc.              Pleasant Hills RI
Residence Inn by Marriott, Inc.              Sacramento-Natomas RI
Residence Inn by Marriott, Inc.              San Mateo RI
Residence Inn by Marriott, Inc.              Fremont RI
Residence Inn by Marriott, Inc.              LaJolla RI, Rancho Bernardo RI, Kearney
                                             Mesa RI
Residence Inn by Marriott, Inc.              Long Beach RI, Arcadia RI, Manhattan Beach
                                             RI, Torrance RI
Residence Inn by Marriott, Inc.              Bakersfield RI
Residence Inn by Marriott, Inc.              Beverly Hills RI
Residence Inn by Marriott, Inc.              Silicon Valley I & II RI, San Jose RI,
Residence Inn by Marriott, Inc.              Mountain View RI
                                             Anaheim RI, Fountain Valley RI, Irvine RI,
                                             Placentia RI, Costa Mesa RI


Colorado
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Denver Airport CbM, Boulder CbM, Denver
                                             SE CbM
Marriott Hotel Services, Inc.                Denver West Marriott Hotel
Marriott Kauai Ownership Resorts,            MVCI
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 MVCI
Marriott Resorts Sales Company,              Marriott Vacation Club International (MVCI)
Residence Inn by Marriott, Inc.              Colorado Springs RI, Denver Downtown RI,
                                             Boulder RI, Denver South RI

Connecticut
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Norwalk CbM, Hartford CbM

                          Marriott International, Inc.
                   Domestic Corporations--Assumed Names Report

03/05/01                                                                      14


Connecticut
Entity Name                                  Assumed Name
-----------                                  ------------
Fairfield FMC Corporation                    Hartford Airport FibM (Windsor/Windsor Lock)
Marriott Hotel Services, Inc.                Stamford Marriott Hotel (Stamford & Rocky Hill)
Marriott Ownership Resorts, Inc.             MVCI
Marriott Senior Living Services, Inc.        Brighton Gardens of Stamford
Marriott Senior Living Services, Inc.        Edgehill/Continuing Care Retirement
                                             Community of Greater Stamford, Inc.

District Of Columbia
Entity Name                                  Assumed Name
-----------                                  ------------
The Ritz-Carlton Hotel Company, L.L          The Fairfax Club (see note)

Delaware
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Wilmington CbM, (1102 West Street & 48 Geofry Drive)
Fairfield FMC Corporation                    Wilmington FibM
Marriott Ownership Resorts, Inc.             MVCI
Marriott Senior Living Services, Inc.        Stonegates
Residence Inn by Marriott, Inc.              Wilmington RI

Florida
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Courtyard by Marriott
CTYD III Corporation                         Courtyard by Marriott
Fairfield FMC Corporation                    Gainsville FibM
Fairfield FMC Corporation                    Orlando International Drive FibM
Fairfield  FMC  Corporation                  Miami West FibM,  Winter Park FibM
Forum-NGH, Inc.                              Village Oaks at Conway
Forum-NGH, Inc.                              VIllage Oaks at Tuskawalla
Forum-NGH, Inc.                              Village Oaks at Melbourne
Forum-NGH, Inc.                              Village Oaks at Orange Park
Forum-NGH, Inc.                              Village Oaks at Southpoint
HPI Orlando, Inc.                            Renaissance Orlando Hotel-Airport
LLB C - HOTEL, L.L.C.                        Courtyard By Marriott at Little Lake Bryan
LLB F - INN,  L.L.C.                         Fairfield Inn By Marriott at Little Lake Bryan
LLB F-Suites, L.L.C.                         SpringHill Suites By Marriott at Little Lake Bryan
LLB Tenant Corporation                       Village Grille
LLB Tenant Corporation                       Fairfield Inn Cafe
LLB Tenant Corporation                       SpringHill Pool Bar & Grille
LLB Tenant Corporation                       Suite Seasons
LLB Tenant Corporation                       Courtyard Pool Bar & Grille
LLB Tenant Corporation                       Courtyard Cafe
LLB Tenant Corporation                       Fairfield Inn Pool Bar & Grille
Marriott Continuing Care, LLC                Calusa Harbor
Marriott Hotel Services, Inc.                Riva Restaurant
Marriott Hotel Services, Inc.                Le Grande Blue
Marriott Hotel Services, Inc.                IL Terrazzo
Marriott Hotel Services, Inc.                Miami Beach Marriott At South Beach
Marriott Hotel Services, Inc.                Cafe Waterside
Marriott Hotel Services, Inc.                Champions
Marriott Hotel Services, Inc.                SPA Waterside
Marriott Hotel Services, Inc.                Tampa Marriott Waterside

                         Marriott International, Inc.
                  Domestic Corporations--Assumed Names Report
03/05/01                                                                      15
        "CbM" means "Courtyard by Marriott"/"RI" means "Residence Inn"
 "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club
                                International"

Florida
Entity Name                                  Assumed Name
-----------                                  ------------
Marriott Hotel Services, Inc.                Fort Lauderdale Marina, Tampa Airport
Marriott Hotel Services, Inc.                Miami International Airport Marriott
Marriott International, Inc.                 Destinations by Marriott
Marriott International, Inc.                 Tampa Marriott Waterside
Marriott International, Inc.                 Hawk's Landing Steakhouse & Grille
Marriott Ownership Resorts, Inc.             Horizons by Marriott Vacation Club (HMVC)
Marriott Ownership Resorts, Inc.             MVCI
Marriott Ownership Resorts, Inc.             Faldo Golf Institute by Marriott
Marriott Resorts Hospitality                 Horizons By Marriott Vacation Club
Marriott Resorts Hospitality                 MVCI
Marriott Resorts, Travel Company, Inc.       MVCI
Marriott Senior Living Services, Inc.        Brighton Gardens Orlando Park
Marriott Senior Living Services, Inc.        Brighton Gardens of Tampa
Marriott Senior Living Services, Inc.        The Horizon Club (in Deerfield)
Marriott Senior Living Services, Inc.        Calusa Harbour
Marriott Senior Living Services, Inc.        Marriott Home Health Services
Marriott Senior Living Services, Inc.        Stratford Court  (in Boca Raton, Palm Harbour)
Marriott Senior Living Services, Inc.        Brighton Gardens of Boca Raton
Marriott Senior Living Services, Inc.        Brighton Gardens of Boynton Beach
Marriott Senior Living Services, Inc.        Brighton Gardens of Naples
Marriott Senior Living Services, Inc.        Brighton Gardens by Marriott of Maitland
Marriott Senior Living Services, Inc.        Brighton Gardens by Marriott of Venice
Marriott Senior Living Services, Inc.        Brighton Gardens by Marriott of West Palm Beach
Marriott Senior Living Services, Inc.        Brighton Gardens (in Boynton Beach)
Marriott Senior Living Services, Inc.        Brighton Gardens
Marriott Senior Living Services, Inc.        Brighton Gardens by Marriott
Marriott Senior Living Services, Inc.        Brighton Gardens
Renaissance Hotel Operating Company          Renaissance Orlando Resort
Residence Inn by Marriott, Inc.              Pensacola RI
Residence Inn by Marriott, Inc.              Boca Raton RI
Residence Inn by Marriott, Inc.              Lake Buena Vista RI
Residence Inn by Marriott, Inc.              Jacksonville RI
Residence Inn by Marriott, Inc.              St. Petersburg RI

Georgia
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Windy Hill CbM, Northlake CbM, Atlanta Airport South CbM,
                                             Atlanta Preimeter CbM, Atlanta Airport CbM
Courtyard Management Corporation             Peachtree Corners CbM, Atlanta Airport South CbM
Courtyard Management Corporation             Peachtree-Dunwoody CbM, Cumberland Center CbM, Gwinnett Mall CbM,
                                             Jimmy Carter CbM
Courtyard Management Corporation             Savannah CbM, Columbus CbM
Courtyard Management Corporation             Executive Park CbM, Roswell CbM, Atlanta Perimeter CbM,
                                             Atlanta Airport CbM, Midtown CbM
Courtyard Management Corporation             Macon CbM, Atlanta Delk Road CbM, Agusta CbM
Fairfield FMC Corporation                    Atlanta Gwinnett Mall FibM, Atlanta Northlake FibM

                         Marriott International, Inc.
                  Domestic Corporations--Assumed Names Report
03/05/01                                                                      16
        "CbM" means "Courtyard by Marriott"/"RI" means "Residence Inn"
 "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club
                                International"

Georgia
Entity Name                                  Assumed Name
-----------                                  ------------
Marriott Hotel Services, Inc.                Atlanta Norcross Marriott Hotel
Marriott Hotel Services, Inc.                Atlanta Perimeter Center Hotel
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 MVCI
Marriott Resorts, Travel Company, Inc.       MVCI
Marriott Senior Living Services, Inc.        Brighton Gardens of Buckhead
Residence Inn by Marriott, Inc.              Atlanta Midtown RI, Atlanta Alpharetta RI, Atlanta Airport RI,
                                             Atlanta Buckhead RI
Residence Inn by Marriott, Inc.              Atlanta Perimeter Mall RI

Hawaii
Entity Name                                  Assumed Name
-----------                                  ------------
Marriott Hotel Services, Inc.                Maui Marriott Resort and Ocean Club
Marriott Hotel Services, Inc.                J.W. Marriott Ihilani Resort & Spa
Marriott International, Inc.                 Waikiki Beach Hotel
Marriott International, Inc.                 Maui Marriott Resort
Marriott Kauai Ownership Resorts, Inc.       MVCI - Registration Number: 234405
Marriott Ownership Resorts, Inc.             MVCI
MRWB, LLC                                    Waikiki Beach Hotel
MRWB, LLC                                    Waikiki Beach Marriott Resort
RCK Hawaii, LLC                              RCK Hawaii-Maui, LLC
The Ritz-Carlton Hotel Company, L.L.C.       The Ritz-Carlton, Kapalua

Iowa
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Des Moines/Clive CbM, Quad Cities CbM
Fairfield FMC Corporation                    Cedar Rapids FibM, Des Moines FibM


Illinois
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             St. Charles Courtyard by Marriott
Courtyard Management Corporation             Arlington Heights CbM, Arlington Heights South CbM,
                                             Chicago/Deerfield CbM, Chicago Downtown CbM
Courtyard Management Corporation             Chicago-Highland Park CbM, Chicago/Lincolnshire CbM,
                                             Glenview CbM, Naperville CbM
Courtyard Management Corporation             Oakbrook Terrace CbM, O'Hare CbM, Rockford CbM, Waukegan CbM,
                                             Wood Dale CbM
CTYD III Corporation                         Courtyard by Marriott
Fairfield FMC Corporation                    Bloomington/Normal FibM, Chicago FibM, Glenview FibM,
                                             Peoria FibM, Rockford FibM, Willowbrook FibM
Marriott Hotel Services, Inc.                Lincolnshire Catering
Marriott Hotel Services, Inc.                Chicago Deerfield Marriott Suites, Chicago Marriott Downtown Hotel,
                                             Chicago Marriott Oakbrook Hotel
Marriott International, Inc.                 Chicago Marriott O'Hare
Marriott Ownership Resorts, Inc.             HMVC
Marriott Ownership Resorts, Inc.             MVCI
Marriott Senior Living Services, Inc.        Brighton Gardens at Orland Park
Marriott Senior Living Services, Inc.        Brighton Gardens by Marriott of Prospect Heights & Burr Ridge

                         Marriott International, Inc.
                  Domestic Corporations--Assumed Names Report
03/05/01                                                                      17
        "CbM" means "Courtyard by Marriott"/"RI" means "Residence Inn"
 "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club
                                International"

Illinois
Entity Name                                  Assumed Name
-----------                                  ------------
Renaissance Hotel Operating                  Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
Residence Inn by Marriott, Inc.              Chicago O'Hare RI, Deerfield-Chicago RI, Chicago Downtown RI,
                                             Chicago Lombard

Indiana
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Courtyard by Marriott
CTYD III Corporation                         Courtyard by Marriott
Fairfield FMC Corporation                    Fort Wayne FibM
Fairfield FMC Corporation                    Indianapolis Castleton FibM, Indianapolis Castelton FibM,
                                             Indianapolis College Park FibM
Forum-NGH, Inc.                              Village Oaks at Fort Wayne
Forum-NGH, Inc.                              Village Oaks at Greenwood
Residence Inn by Marriott, Inc.              Fort Wayne RI
Residence Inn by Marriott, Inc.              Indianapolis North RI

Kentucky
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Courtyard by Marriott
CTYD III Corporation                         Courtyard by Marriott
Fairfield FMC Corporation                    Florence FibM, Louisville East FibM
Marriott Ownership Resorts, Inc.             HMVC
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 MVCI One
Marriott Resorts, Travel Company, Inc.       MVCI Two
Residence Inn by Marriott, Inc.              Louisville RI, Lexington RI

Louisiana
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Baton Rouge CbM
Courtyard Management Corporation             Courtyard by Marriott (Metarie, LA)
Residence Inn by Marriott, Inc.              Bossier City RI

Massachusetts
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Lowell CbM, Stoughton CbM, Milford CbM
Marriott Hotel Services, Inc.                Marriott Long Wharf
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 MVCI
Renaissance Hotel Operating                  Renaissance Bedford Hotel
Residence Inn by Marriott, Inc.              Cambridge Residence Inn by Marriott
Residence Inn by Marriott, Inc.              Boston Tewksbury RI, Meriden RI, Boston Westborough RI,
                                             Danvers RI
The Ritz-Carlton Hotel Company, L.L          The Ritz-Carlton, Boston

Maryland
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Courtyard by Marriott
CTYD III Corporation                         Courtyard by Marriott
Marriott Hotel Services, Inc.                Bethesda Marriott Hotel, Washington Gaithersburg Marriott Hotel
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 MVCI
Marriott Resorts, Travel Company,            MVCI

                         Marriott International, Inc.
                  Domestic Corporations--Assumed Names Report
03/05/01                                                                      18
        "CbM" means "Courtyard by Marriott"/"RI" means "Residence Inn"
 "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club
                                International"

Maryland
Entity Name                                    Assumed Name
-----------                                    ------------
Marriott Senior Living Services, Inc.          Brighton Gardend of Friendship Heights
Residence Inn by Marriott, Inc.                Annapolis RI, Bethesda RI

Maine
Entity Name                                    Assumed Name
-----------                                    ------------
Fairfield FMC Corporation                      Portland FibM
Marriott Resorts Title Company, Inc.           Marriott Resorts Title, Inc.

Michigan
Entity Name                                    Assumed Name
-----------                                    ------------
Courtyard Management Corporation               Detroit/Novi CbM
Courtyard Management Corporation               Southfield CbM, Livonia CbM, Warren CbM, Detroit Airport CbM,
                                               Dearborn CbM, Auburn Hills CbM
Courtyard Management Corporation               Troy CbM, Auburn Hills CbM
Courtyard Management Corporation               Dearborn CbM, Detroit Airport CbM, Livonia CbM, Warren CbM,
                                               Southfield CbM, Troy CbM
Detroit Hotel Services, Inc.                   Detroit Marriott at Renaissance Center
Detroit MHS, Inc.                              Detroit Marriott At Renaissance Center
Fairfield FMC Corporation                      Detroit Airport FIbM, Detroit Madison FibM, Detroit West FibM,
                                               Detroit Warren FibM, Kalmazoo FibM
Marriott Hotel Services, Inc.                  Detroit Romulus Marriott Hotel, Detroit Metro Airport
                                               Marriott Hotel
Marriott International, Inc.                   Courtyard by Marriott, Fairfield Inn
Residence Inn by Marriott, Inc.                East Lansing RI, Dearborn RI, Ann Arbor RI, Troy Central RI
Residence Inn by Marriott, Inc.                Troy South RI, Southfield Michigan RI, Warren RI,
                                               Grand Rapids RI, Kalamazoo RI

Minnesota
Entity Name                                    Assumed Name
-----------                                    ------------
Courtyard Management Corporation               Eden Prairie CbM, Medota Heights CbM
Marriott Hotel Services, Inc.                  Minneapolis City Center Marriott Hotel
Marriott Ownership Resorts, Inc.               MVCI
Marriott Resorts Hospitality                   MVCI
Marriott Resorts, Travel Company, Inc.         MVCI
Residence Inn by Marriott, Inc.                Eden Prairie RI

Missouri
Entity Name                                    Assumed Name
-----------                                    ------------
Courtyard Management Corporation               St. Louis CbM, South Kansas City CbM
Courtyard Management Corporation               Creve Coeur CbM
Courtyard Management Corporation               Earth City CbM
Courtyard Management Corporation               Kansas City Airport CbM, St. Louis-Westport CbM
CRTM17 Tenant Corporation                      St. Louis Airport Marriott Hotel
Fairfield FMC Corporation                      St. Louis Hazelwood FibM
Marriott Hotel Services, Inc.                  St. Louis Pavilion Marriott Hotel, St. Louis Airport Marriott,
                                               Kansas City Airport Marriott
Marriott Hotel Services, Inc.                  Tan-Tar-A Marriott Resort
Marriott Ownership Resorts, Inc.               HMVC
Residence Inn by Marriott, Inc.                St. Louis Chesterfield RI, St. Louis Galleria RI,
                                               St. Louis Westport RI

                         Marriott International, Inc.
                  Domestic Corporations--Assumed Names Report
03/05/01                                                                      19
        "CbM" means "Courtyard by Marriott"/"RI" means "Residence Inn"
 "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club
                                International"

North Carolina
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Charlotte South Park CbM, Charlotte University CbM
Courtyard Management Corporation                  Fayetteville CbM, Greensboro CbM
Courtyard Management Corporation                  Raleigh Airport CbM, Raleigh-Cary Cbm, Raleigh CbM
Courtyard Management Corporation                  Charlotte Arrowood CbM
Fairfield FMC Corporation                         Rocky Mount FIbM, Fayetteville FIbM, Raleigh Northeast FIbM, Wilmington FIbM
Fairfield FMC Corporation                         Charlotte Airport FibM, Charlotte Northeast FibM
Fairfield FMC Corporation                         Greensboro Highpoint FibM, Durham FibM
Marriott Ownership Resorts, Inc.                  MVCI
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company, Inc.            MVCI
Marriott Senior Living Services, Inc.             Brighton Gardens of Raleigh
Marriott Senior Living Services, Inc.             Brighton Gardens of Winston-Salem
Residence Inn by Marriott, Inc.                   Winston-Salem RI
Residence Inn by Marriott, Inc.                   Charlotte North RI
Residence Inn by Marriott, Inc.                   Durham RI, Greensboro RI
Residence Inn by Marriott, Inc.                   Raleigh RI,

Nebraska
Entity Name                                       Assumed Name
-----------                                       ------------
Marriott Ownership Resorts, Inc.                  HMVC
Residence Inn by Marriott, Inc.                   Omaha Central RI

New Hampshire
Entity Name                                       Assumed Name
-----------                                       ------------
Fairfield FMC Corporation                         Merrimack Fairfield FibM
Marriott Hotel Services, Inc.                     Nashua Marriott Hotel
Marriott Ownership Resorts, Inc.                  MVCI
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company, Inc.            MVCI

New Jersey
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Courtyard by Marriott
CTYD III Corporation                              Courtyard by Marriott
Marriott Hotel Services, Inc.                     Hanover Marriott Hotel
Marriott Hotel Services, Inc.                     Park Ridge Marriott Hotel, Newark Airport Marriott Hotel, Marriott's Seaview Golf
Marriott Hotel Services, Inc.                     Glenpoint Marriott Hotel, Princeton Marriott Hotel, Somerset Marriott Hotel
Marriott Ownership Resorts, Inc.                  HMVC
Marriott Ownership Resorts, Inc.                  MVCI
Marriott Resorts Hospitality                      Horizons By Marriott Vacation Club
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company, Inc.            MVCI
Marriott Senior Living Services, Inc.             Brighton Gardens of Middletown
Marriott Senior Living Services, Inc.             Brighton Gardens of Edison

                         Marriott International, Inc.
                  Domestic Corporations-Assumed Names Report

       "CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn"
                  "FibM" means "Fairfield Inn by Marriott" /
              "MVCI" means "Marriott Vacation Club International"


New Mexico
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Courtyard by Marriott
CTYD III Corporation                         Courtyard by Marriott
Residence Inn by Marriott, Inc.              Santa Fe RI, Albuquerque RI

Nevada
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Courtyard by Marriott
CTF Cottonwoods Corporation                  The Cottonwoods Corporation
CTYD III Corporation                         Courtyard by Marriott
Fairfield FMC Corporation                    Las Vegas FibM
Forum-NGH, Inc.                              Village Oaks at Las Vegas
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 MVCI
Marriott Resorts, Travel Company,            MVCI
MI Hotels of Las Vegas, Inc.                 Courtyard by Marriott
MI Hotels of Las Vegas, Inc.                 Courtyard by Marriott, Residence Inn by
                                             Marriott, Las Vegas Marriott Suites
MI Hotels of Las Vegas, Inc.                 Residence Inn by Marriott
Residence Inn by Marriott, Inc.              Las Vegas Hughes Center
Residence Inn by Marriott, Inc.              Las Vegas RI

New York
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Fishkill CbM, Poughkeepsie CbM,
                                             Rochester CbM, Rye CbM, Syracuse CbM,
                                             Tarrytown CbM
Empire Retirement Living                     Brighton Gardens
Fairfield FMC Corporation                    Lancaster FiibM, Syracuse FibM
Marriott Home Care of New York,              Brighton Gardens
Marriott Hotel Services, Inc.                New York Brooklyn Marriott
Marriott Hotel Services, Inc.                New York Marriott Financial Center Hotel
Marriott Hotel Services, Inc.                Long Island Marriott Hotel, Westchester
                                             Marriott Hotel
Marriott International, Inc.                 New York Marriott Financial Center Hotel
Marriott International, Inc.                 New York Marriott Marquis Hotel
Marriott International, Inc.                 Westchester Marriott, New York Marriott
                                             Marquis
Marriott International, Inc.                 Laguardia Marriott
Marriott International, Inc.                 Marriott's Wind Watch Hotel and Golf Club,
                                             Long Island Marriott Hotel and Conference
                                             Center
Marriott International, Inc.                 New York Marriott East Side
Marriott Kauai Ownership Resorts,            MVCI
Marriott Ownership Resorts, Inc.             HMVC
Marriott Ownership Resorts, Inc.             MVCI
Marriott Resorts Hospitality                 Horizons by Marriott Vacation Club
Marriott Resorts Hospitality                 Horizons By Marriott Vacation Club
Marriott Senior Living Services, Inc.        Brighton Gardens
Residence Inn by Marriott, Inc.              East Syracuse RI

Ohio
Entity Name                                  Assumed Name
-----------                                  ------------
Courtyard Management Corporation             Blue Ash CbM, Dayton Mall CbM, Toledo
                                             CbM, Worthington CbM
Courtyard Management Corporation             Dublin CbM

                         Marriott International, Inc.
                  Domestic Corporations-Assumed Names Report

       "CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn"
                  "FibM" means "Fairfield Inn by Marriott" /
              "MVCI" means "Marriott Vacation Club International"


Ohio
Entity Name                                       Assumed Name
-----------                                       ------------
Fairfield FMC Corporation                         Cleveland WIlloughby FibM
Fairfield FMC Corporation                         Columbus North & West FibM, Dayton
                                                  Toledo Holland FibM
Fairfield FMC Corporation                         Akron FIbM, Cincinnati Sharonville FibM,
                                                  Cleveland Brook Park FibM, Cleveland
                                                  Willoughby FibM
Marriott International, Inc.                      Fairfield Inn
Marriott Ownership Resorts, Inc.                  MVCI
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company,                 MVCI
Residence Inn by Marriott, Inc.                   Dayton North & South RI, Dublin Ohio RI,
                                                  Toledo RI
Residence Inn by Marriott, Inc.                   Akron RI, Blue Ash RI, Cincinnati North RI
                                                  Columbus East & North  RI

Oklahoma
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Oklahoma City CbM
Marriott Hotel Services, Inc.                     Oklahoma City Marriott Hotel
Residence Inn by Marriott, Inc.                   Oklahoma City RI

Oregon
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Portland CbM
Marriott Hotel Services, Inc.                     Portland Marriott Hotel
Marriott Ownership Resorts, Inc.                  MVCI
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company,                 MVCI

Pennsylvania
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Pittsburg CbM
Courtyard Management Corporation                  Willow Grove CbM, Pittsburgh CbM, Devon
                                                  CbM, Valley Forge CbM, Philadelphia CbM
Fairfield FMC Corporation                         Pittsburgh/Warrendale FibM, Harrisburg
                                                  West FibM
Marriott Hotel Services, Inc.                     Philadelphia Airport Marriott Hotel
Marriott Hotel Services, Inc.                     Philadelphia Marriott Hotel
Marriott Senior Living Services, Inc.             The Quadrangle  (in Pennsylvania)
Residence Inn by Marriott, Inc.                   Willow Grove RI, Philadelphia Airport RI,
                                                  Greentree RI, Berwyn RI

Puerto Rico
Entity Name                                       Assumed Name
-----------                                       ------------
MVCI (Puerto Rico), Inc.                          Marriott Vacation Club International

Rhode Island
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Middletown CbM
Marriott Ownership Resorts, Inc.                  MVCI

South Carolina
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Columbia NW CbM
Fairfield FMC Corporation                         Greenville FibM, Hilton Head FibM
Marriott Ownership Resorts, Inc.                  MVCI

                           Marriott International, Inc.
                  Domestic Corporations-Assumed Names Report

       "CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn"
                  "FibM" means "Fairfield Inn by Marriott" /
              "MVCI" means "Marriott Vacation Club International"


South Carolina
Entity Name                                       Assumed Name
-----------                                       ------------
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company,                 MVCI
Residence Inn by Marriott, Inc.                   Columbia RI

Tennessee
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Nashville Airport CbM, Park Avenue,
                                                  Memphis CbM, Memphis Airport CbM,
                                                  Chattanooga CbM, Brentwood CbM
                                                  3/23/2004)
Fairfield FMC Corporation                         Johnson City FibM, Jackson FibM,
                                                  Chattanooga FibM
Marriott Hotel Services, Inc.                     Nashville Airport Marriott Hotel
Marriott International, Inc.                      Fairfield Inn
Marriott Ownership Resorts, Inc.                  HMVC
Marriott Senior Living Services, Inc.             Brighton Gardens of Brentwood
Residence Inn by Marriott, Inc.                   Maryland Farms RI, Memphis RI

Texas
Entity Name                                       Assumed Name
-----------                                       ------------
Courtyard Management Corporation                  Addison/Quorum Courtyard
Courtyard Management Corporation                  Las Colinas CbM, Dallas North Park CbM,
                                                  Arlington CbM, San Antonio CbM
Courtyard Management Corporation                  Plano CbM, Fort Worth CbM, Dallas
                                                  Northeast CbM, Dallas Stemmons CbM
Courtyard Management Corporation                  San Antonio Airport CbM, San Antonio
                                                  Medical Center CbM, Bedford CbM,
                                                  Addison CbM, LBJ @ Josey CbM
Courtyard Management Corporation                  DFW Courtyard North
Fairfield FMC Corporation                         Arlington Fairfield Suites
Forum-NGH, Inc.                                   Memorial Oaks Guest Home
Forum-NGH, Inc.                                   Collin Oaks Guest Home
Forum-NGH, Inc.                                   Tanglewood Oaks Guest Home
Forum-NGH, Inc.                                   Sugar Land Oaks Guest Home
Forum-NGH, Inc.                                   Duval Oaks Guest Home
Forum-NGH, Inc.                                   Northwest Oaks Guest Home
Forum-NGH, Inc.                                   Kinglsey Oaks Guest Home
Forum-NGH, Inc.                                   Tanglewood Oaks Guest Home
Forum-NGH, Inc.                                   Village Oaks at Farmers Branch
Forum-NGH, Inc.                                   Village Oaks at Hollywood Park
Forum-NGH, Inc.                                   VIllage Oaks at Cielo Vista, NGH/Marriott
Marriott Hotel Services, Inc.                     Dallas Marriott Quorum, Houston Airport
                                                  Marriott
Marriott Kauai Ownership Resorts,                 MVCI
Marriott Ownership Resorts, Inc.                  HMVC
Marriott Ownership Resorts, Inc.                  MVCI
Marriott Resorts Hospitality                      MVCI
Marriott Resorts, Travel Company,                 MVCI
Marriott Senior Living Services, Inc.             Brighton Gardens by Marriott of
Marriott Senior Living Services, Inc.             Brighton Gardens (in Dallas County)
Marriott Senior Living Services, Inc.             Brighton Gardens by Marriott of Austin
Marriott Senior Living Services, Inc.             Brighton Gardens by Marriott of San
                                                  Antonio & Bexar County
MSLS Investments 20, Inc.                         Champion Oaks Guest Home
National Guest Homes,  LLC                        Marriott Senior Living Services

                         Marriott International, Inc.
                  Domestic Corporations-Assumed Names Report

       "CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn"
                  "FibM" means "Fairfield Inn by Marriott" /
              "MVCI" means "Marriott Vacation Club International"


Texas
Entity Name                                      Assumed Name
-----------                                      ------------
National Guest Homes,  LLC                       NGH Assisted Living
Residence Inn by Marriott, Inc.                  Dallas Central Expressway RI, Dallas
                                                 Market Center RI, Houston Astrodome RI,
                                                 Houston Clear Lake RI
Residence Inn by Marriott, Inc.                  Houston Southwest RI, Las Colinas RI,
                                                 Lubbock RI, Tyler RI
Residence Inn by Marriott, Inc.                  San Antonio Residence Inn by Marriott
Springhill SMC Corporation                       (Bexar, Travis Counties)
                                                 Arlington Springhill Suites

Utah
Entity Name                                      Assumed Name
-----------                                      ------------
Marriott Kauai Ownership Resorts,                MVCI
Marriott Ownership Resorts, Inc.                 MVCI
Marriott Resorts Hospitality                     MVCI
Marriott Resorts, Travel Company                 MVCI
Marriott Senior Living Services, Inc.            Brighton Gardens of Salt Lake
Residence Inn by Marriott, Inc.                  Residence Inn at the Cottonwoods

Virginia
Entity Name                                      Assumed Name
-----------                                      ------------
Courtyard Management Corporation                 Dulles Town Center Courtyard by Marriott
Courtyard Management Corporation                 Courtyard by Marriott
Courtyard Management Corporation                 Richmond Innsbrook CbM (Henrico County)
Courtyard Management Corporation                 Fairoaks CbM
Courtyard Management Corporation                 Herndon CbM,
Courtyard Management Corporation                 Manassas CbM, Charlottesville CbM
Courtyard Management Corporation                 Brookfield CbM
Courtyard Management Corporation                 Dulles South CbM, Rosslyn CbM
CR9 Tenant Corporation                           Richmond NW Courtyard by Marriott
Marriott Hotel Services, Inc.                    Marriott's Westfields Conference Center
Marriott Hotel Services, Inc.                    Westfield's Marriott
Marriott Hotel Services, Inc.                    Westfields Golf Club (Fairfax file date)
Marriott Hotel Services, Inc.                    Crystal City Marriott Hotel
Marriott Ownership Resorts, Inc.                 MVCI
Marriott Resorts Hospitality                     MVCI
Marriott Resorts Hospitality                     Tidewater's Sweets and Sundries
Marriott Resorts, Travel Company                 MVCI
Marriott Senior Living Services, Inc.            Brighton Gardens of Arlington
Marriott Senior Living Services, Inc.            The Fairfax
Marriott Senior living Services, Inc.            Belvoir Woods Health Care Center
Marriott Senior Living Services, Inc.            Brighton Gardens (in Virginia Beach)
Marriott Senior Living Services, Inc.            The Colonnades
Residence Inn by Marriott, Inc.                  Herndon, RI
The Ritz-Carlton Hotel Company, L.L              The Ritz-Carlton, Tysons Corner

Vermont
Entity Name                                      Assumed Name
-----------                                      ------------
Fairfield FMC Corporation                        Burlington Colchester FibM

Washington
Entity Name                                      Assumed Name
-----------                                      ------------
Courtyard Management Corporation                 Courtyard by Marriott
CTYD III Corporation                             Courtyard by Marriott
Marriott Ownership Resorts, Inc.                 MVCI


                         Marriott International, Inc.
                  Domestic Corporations-Assumed Names Report
        "CbM" means "Courtyard by Marriott" "RI" means "Residence Inn"
   "FibM" means "Fairfield Inn by Marriott" "MVCI" means "Marriott Vacation
                                International"



Washington
Entity Name                                  Assumed Name
-----------                                  ------------
Marriott Resorts Hospitality                 MVCI
Residence Inn by Marriott, Inc.              Residence Inn Redmon
Springhill SMC Corporation                   Seattle South Renton Springhill
TownePlace Management                        Seattle South Renton TownPlace Suites

Wisconsin
Entity Name                                  Assumed Name
-----------                                  ------------
Fairfield FMC Corporation                    Milwaukee FibM, Madison FibM
Residence Inn by Marriott, Inc.              Green Bay RI
